F’22 Q3 Financial Results Brady Corporation May 26, 2022

Forward-Looking Statements In this presentation, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project,” “continue” or “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: adverse impacts of the novel coronavirus (“COVID-19”) pandemic or other pandemics; decreased demand for our products; our ability to compete effectively or to successfully execute our strategy; increased cost of raw materials, labor and freight as well as raw material shortages; Brady’s ability to develop technologically advanced products that meet customer demands; Brady’s ability to properly identify, integrate, and grow acquired companies, and to manage contingent liabilities from divested businesses; difficulties in protecting our websites, networks, and systems against security breaches; risks associated with the loss of key employees; extensive regulations by U.S. and non-U.S. governmental and self-regulatory entities; litigation, including product liability claims; foreign currency fluctuations; potential write-offs of goodwill and other intangible assets; changes in tax legislation and tax rates; differing interests of voting and non-voting shareholders; numerous other matters of national, regional and global scale, including major public health crises and government responses thereto and those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2021 and in any subsequent filings on Form 10-Q. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward- looking statements. Brady does not undertake to update its forward-looking statements except as required by law. 2

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Q3 F'22 Highlights

CEO Appointment	► Appointment of Russell R. Shaller to President and CEO.
Strong Sales Growth	► 14.6% sales growth. ► Organic sales grew 9.0%, with organic growth in both segments.
Sequential GPM Improvement	► GPM of 48.4% increased sequentially from 47.0% last quarter. ► Margins remain challenged due to inflation and transportation.
Record GAAP & Non-GAAP EPS	► GAAP EPS of $0.78 was up 9.9% over Q3 of last year. ► Diluted EPS Excluding Certain Items* increased 17.8% to $0.86 in Q3 of F'22 compared to $0.73 in Q3 of F'21.
Strong Divisional Results	► Workplace Safety segment profit was up 25.7% on a GAAP basis and 58.2%, excluding non-routine charges. ► Identification Solutions segment profit was up 13.5%.
Expanded Share Repurchase Program	► Repurchased nearly 1.4 million shares in Q3 of F'22. ► Year to date in F'22, we repurchased 2.0M shares. ► Board authorized up to an additional $100M of repurchases.
EPS Guidance	► Increased non-GAAP diluted EPS guidance to $3.08 - $3.17/share.

* Diluted EPS Excluding Certain Items is a non-GAAP measure. See appendix.

BRADY

Sales Overview 4 Q3 F’22 SALES: Total sales increased 14.6%. Organic sales increased 9.0%. • ID Solutions – Organic sales increased 11.8%. • Workplace Safety – Organic sales increased 0.9%. 8.6% increase due to acquisitions. 3.0% decrease due to foreign currency translation. $293 $282 $290 $295 $287 $277 $266 $252 $277 $266 $296 $306 $321 $318 $339 $225 $250 $275 $300 $325 $350 Q1 F'19 4.7% Q2 F'19 2.3% Q3 F'19 2.4% Q4 F'19 1.7% Q1 F'20 (0.4%) Q2 F'20 (1.2%) Q3 F'20 (6.0%) Q4 F'20 (13.7%) Q1 F'21 (4.9%) Q2 F'21 (6.3%) Q3 F'21 6.5% Q4 F'21 12.6% Q1 F'22 7.0% Q2 F'22 13.1% Q3 F'22 9.0% Organic Growth (Decline) SALES (millions of USD) Q3 F’22 SALES COMMENTARY: ID Solutions experienced strong organic sales growth in all regions. Workplace Safety realized organic sales growth for the second consecutive quarter.

Gross Profit Margin 5 $147 $140 $146 $147 $141 $139 $130 $119 $135 $130 $149 $148 $155 $149 $164 50.0% 49.5% 50.3% 49.6% 49.3% 50.3% 48.7% 47.1% 48.9% 48.7% 50.4% 48.2% 48.2% 47.0% 48.4% 38% 40% 42% 44% 46% 48% 50% $100 $125 $150 $175 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 GROSS PROFIT & GPM% (millions of USD) Q3 F’22 – GROSS PROFIT MARGIN: Gross profit margin of 48.4% compared to 50.4% in Q3 of F’21. Sequentially, gross profit margin improved from 47.0% last quarter to 48.4% this quarter. Gross margin was negatively impacted by inflationary pressures including wage increases, freight increases, and raw material cost increases. Price increases, efficiency gains, and automation have partially offset the negative impacts of input- cost inflation.

SG&A Expense 6 Q3 F’22 – SG&A EXPENSE: GAAP SG&A expense was 28.4% of sales compared to 30.7% of sales in the same quarter last year. SG&A expense was negatively impacted by: • $2.4M increase in amortization expense from the acquisitions completed in the fourth quarter of last year. • $1.8M of non-routine charges primarily to streamline the cost structure of the WPS business. $95 $93 $95 $89 $90 $87 $83 $76 $83 $82 $91 $94 $97 $93 $96 32.3% 32.8% 32.7% 30.2% 31.2% 31.6% 31.3% 30.2% 30.0% 30.9% 30.7% 30.6% 30.1% 29.1% 28.4% 10% 15% 20% 25% 30% 35% $60 $70 $80 $90 $100 $110 $120 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 SG&A EXPENSE AND SG&A EXPENSE AS A % OF SALES (millions of USD)

R&D Expense 7 Q3 F’22 – R&D EXPENSE: R&D expense is up as a result of investments made to drive future sales growth combined with additional R&D expense from the acquisitions completed in the fourth quarter of F’21. We have a solid new product pipeline. We are focused on ensuring that our R&D spend is both efficient and effective. $11.3 $11.1 $11.4 $11.3 $11.0 $10.5 $9.8 $9.4 $10.2 $9.9 $11.3 $13.2 $13.9 $14.0 $14.9 3.9% 3.9% 3.9% 3.8% 3.8% 3.8% 3.7% 3.7% 3.7% 3.7% 3.8% 4.3% 4.3% 4.4% 4.4% 1.5% 2.5% 3.5% 4.5% $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 R&D EXPENSE AND R&D EXPENSE AS A % OF SALES (millions of USD)

Income Before Income Taxes 8 Q3 F’22 – INCOME BEFORE INCOME TAXES: GAAP Income before income taxes was $51.3M in Q3 of F’22 compared to $47.8M in Q3 of F’21. Q3 of F’22 income before income taxes was negatively impacted by an increase in amortization expense resulting from the acquisitions completed in the fourth quarter of last year as well as non-routine charges in the WPS business. Income Before Income Taxes Excluding Certain Items* increased 15.7% to $56.8M in Q3 of F’22 compared to $49.1M in Q3 of F’21. INCOME BEFORE INCOME TAXES (GAAP) (millions of USD) $39.9 $36.7 $41.0 $47.1 $41.6 $42.4 $22.2 $34.9 $42.2 $39.4 $47.8 $41.6 $44.7 $42.0 $51.3 $10 $20 $30 $40 $50 Q1 F'19 14.8% Q2 F'19 4.8% Q3 F'19 10.8% Q4 F'19 4.1% Q1 F'20 4.2% Q2 F'20 15.4% Q3 F'20 (45.9%) Q4 F'20 (26.0%) Q1 F'21 1.6% Q2 F'21 (7.0%) Q3 F'21 115.7% Q4 F'21 19.4% Q1 F'22 5.8% Q2 F'22 6.7% Q3 F'22 7.3% Year-on-Year Growth (Decline) * Income Before Income Taxes Excluding Certain Items is a non-GAAP measure. See appendix.

Net Income & Diluted EPS 9 Q3 F’22 – NET INCOME & DILUTED EPS: GAAP Net Income was $40.1M in Q3 of F’22 compared to $37.3M in Q3 of F’21. • Net Income Excluding Certain Items* was $44.2M in Q3 of F’22 compared to $38.3M in Q3 of F’21. GAAP Diluted EPS was $0.78 in Q3 of F’22 compared to $0.71 in Q3 of F’21. • Diluted EPS Excluding Certain Items* was $0.86 in Q3 of F’22 compared to $0.73 in Q3 of F’21. * Net Income Excluding Certain Items and Diluted EPS Excluding Certain Items are non-GAAP measures. See appendix. $37.5 $33.6 $13.6 $27.7 $33.5 $30.9 $37.3 $28.0 $35.0 $33.8 $40.1 $0 $10 $20 $30 $40 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 NET INCOME (GAAP) (millions of USD) $0.70 $0.62 $0.26 $0.53 $0.64 $0.59 $0.71 $0.53 $0.67 $0.65 $0.78 $0.00 $0.20 $0.40 $0.60 $0.80 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 DILUTED EPS (GAAP)

Cash Generation and Uses 10 CASH FLOW FROM OPERATING ACTIVITIES (millions of USD) $38.8 $14.3 $42.8 $45.1 $62.8 $36.1 $56.0 $50.8 $27.5 ($3.2) $40.9 -$5 $15 $35 $55 $75 Q1 F'20 104% Q2 F'20 43% Q3 F'20 313% Q4 F'20 163% Q1 F'21 188% Q2 F'21 117% Q3 F'21 150% Q4 F'21 181% Q1 F'22 78% Q2 F'22 (9%) Q3 F'22 102%% of Net Income CASH FLOWS IN Q3 OF F’22: Overview: Cash flow from operating activities was $40.9M in Q3 of F’22 compared to $56.0M in Q3 of F’21. Free cash flow* was $35.2M compared to $49.1M in Q3 of F’21. Cash generation was impacted by an intentional increase in inventories to ensure that we can serve the needs of our customers. Returning Funds to our Shareholders: We are committed to returning funds to our shareholders in the form of dividends and share buybacks. Dividends – Increased our annual dividends for 36 consecutive years. Buybacks – Approach buybacks opportunistically. Repurchased 1,365,580 shares in Q3 for $63.2M. Year-to-date, we returned $119.6M to our shareholders in the form of dividends and buybacks. * Free Cash Flow is calculated as Net Cash Provided by Operating Activities less Capital Expenditures. (millions of USD) 3 Mos. Ended Apr. 30, 2022 3 Mos. Ended Apr. 30, 2021 9 Mos. Ended Apr. 30, 2022 9 Mos. Ended Apr. 30, 2021 Cash Balance - Beginning of Period 147.4$ 277.6$ 147.3$ 217.6$ Cash Flow from Operating Activities 40.9 56.0 65.2 154.9 Capital Expenditures (5.7) (6.9) (22.1) (21.4) Dividends (11.5) (11.5) (34.7) (34.3) Share Repurchases (63.2) - (84.9) (3.6) Debt Borrowings (Repayments) (6.0) - 39.0 (0.3) Effect of Exchange Rates on Cash (2.3) 1.1 (5.7) 7.4 Other 3.5 5.6 (1.0) 1.5 Cash Balance - End of Period 103.1$ 321.9$ 103.1$ 321.8$

Net Cash 11 STRONG BALANCE SHEET: April 30, 2022 cash = $103.1M. April 30, 2022 debt = $77.0M. Brady is in a net cash position of $26.1M. Balance sheet provides flexibility for future organic and inorganic investments. $138 $151 $188 $229 $245 $240 $190 $218 $256 $278 $322 $109 $91 $64 $26 $0 $50 $100 $150 $200 $250 $300 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 NET CASH (millions of USD)

F’22 Diluted EPS Guidance F’22 Diluted EPS, Excluding Certain Items $3.08 to $3.17 (+12% to +15% vs. F’21) (previous range = $3.00 - $3.15) GAAP Diluted EPS $2.83 to $2.92 (+15% to +18% vs. F’21) (previous range = $2.78 - $2.93) Guidance Assumptions: Continued economic expansion. Increase in after-tax amortization expense of $0.12/share (from $0.10/share in F’21 to $0.22/share in F’22). Full-year income tax rate of approximately 21%. Foreign currency exchange rates as of April 30, 2022. Depreciation and amortization expense of $34M to $36M. Capital expenditures, excluding any future facility purchases, of approximately $28M to $33M (guidance is inclusive of $8M of facility purchases in the first half of F’22). 12

Identification Solutions 13 • Revenues increased 21.1%: • Organic growth = + 11.8%. • Acquisition growth = + 11.7%. • Fx reduction = (2.4%). • Strong organic sales growth in all regions. • Segment profit negatively impacted by a $2.4M increase in amortization expense. • Excluding amortization expense, segment profit as a percent of sales was 21.8% in Q3 of F’22. • We have increased our innovation investments and are actively investing in sales-generating resources. Q3 F’22 SUMMARY:Q3 F’22 vs. Q3 F’21 (millions of USD) $215 $205 $193 $171 $198 $194 $218 $231 $249 $245 $264 20% 20% 19% 18% 20% 20% 22% 18% 20% 18% 20% 0% 5% 10% 15% 20% $150 $175 $200 $225 $250 $275 Q1 F'20 (0.2%) Q2 F'20 (1.3%) Q3 F'20 (8.2%) Q4 F'20 (21.7%) Q1 F'21 (8.4%) Q2 F'21 (6.9%) Q3 F'21 9.8% Q4 F'21 24.5% Q1 F'22 13.2% Q2 F'22 16.0% Q3 F'22 11.8% SALES & SEGMENT PROFIT % (millions of USD) • Continued strong organic sales growth over the balance of fiscal 2022. • Continued strong profitability. OUTLOOK: Q3 F’22 Q3 F’21 Change Sales $ 264.1 $ 218.1 + 21.1% Segment Profit 54.0 47.5 + 13.5% Segment Profit % 20.4% 21.8% (140 bps) Organic Growth

Workplace Safety 14 • Revenues declined 3.9%: • Organic growth = + 0.9%. • Fx reduction = (4.8%). • Charges of $1.8M were recognized in Q3 of F’22 to further streamline the Workplace Safety division cost structure. • Excluding these charges, segment profit would have been $9.0M or 12.0% of sales in Q3 of F’22. • Excluding these charges, segment profit would have been up $3.3M or 58.2% over Q3 of F’21. Q3 F’22 SUMMARY:Q3 F’22 vs. Q3 F’21 (millions of USD) • Anticipate continued progress with actions to improve performance. • Anticipate profitability to continue to be strong on a year-over-year basis as we progress throughout the remainder of this fiscal year. OUTLOOK: Q3 F’22 Q3 F’21 Change Sales $ 74.4 $ 77.4 - 3.9% Segment Profit 7.1 5.7 + 25.7% Segment Profit % 9.6% 7.3% +230 bps $72 $71 $73 $81 $79 $72 $77 $75 $73 $73 $74 7% 8% 6% 7% 10% 5% 7% 8% 3% 6% 10% 0% 2% 4% 6% 8% 10% $50 $75 $100 Q1 F'20 (0.8%) Q2 F'20 (1.0%) Q3 F'20 0.2% Q4 F'20 10.8% Q1 F'21 5.5% Q2 F'21 (4.8%) Q3 F'21 (2.2%) Q4 F'21 (12.7%) Q1 F'22 (8.6%) Q2 F'22 5.2% Q3 F'22 0.9% SALES & SEGMENT PROFIT % (millions of USD) Organic Growth

Investor Relations Brady Contact: Ann Thornton Investor Relations 414-438-6887 Ann_Thornton@bradycorp.com See our website at www.bradycorp.com/investors 15

Appendix GAAP to Non-GAAP Reconciliations

Non-GAAP Reconciliations

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GAAP to NON-GAAP MEASURES
(Unaudited; Dollars in Thousands, Except Per Share Amounts)

In accordance with the U.S. Securities and Exchange Commission's Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure.

Income Before Income Taxes Excluding Certain Items:
Brady is presenting the non-GAAP measure, "Income Before Income Taxes Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this profit measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Income before income taxes and losses of unconsolidated affiliate to the non-GAAP measure of Income Before Income Taxes Excluding Certain Items:

	Three months ended April 30,		Nine months ended April 30,	
	2022	2021	2022	2021
Income before income taxes and losses of unconsolidated affiliate (GAAP measure)	$ 51,252	$ 47,775	$ 137,990	$ 129,409
Amortization expense	3,735	1,352	11,291	4,056
Other non-routine charges	1,841	-	1,841	-
Income Before Income Taxes Excluding Certain Items (non-GAAP measure)	**$ 56,828**	**$ 49,127**	**$ 151,122**	**$ 133,465**

Income Tax Expense Excluding Certain Items:
Brady is presenting the non-GAAP measure, "Income Tax Expense Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Income tax expense to the non-GAAP measure of Income Tax Expense Excluding Certain Items:

	Three months ended April 30,		Nine months ended April 30,	
	2022	2021	2022	2021
Income tax expense (GAAP measure)	$ 11,198	$ 8,206	$ 29,075	$ 27,017
Amortization expense	885	338	2,672	1,014
Other non-routine charges	496	-	496	-
Income Tax Expense Excluding Certain Items (non-GAAP measure)	**$ 12,579**	**$ 8,544**	**$ 32,243**	**$ 28,031**

Non-GAAP Reconciliations

18

GAAP to NON-GAAP MEASURES
(Unaudited; Dollars in Thousands, Except Per Share Amounts)

In accordance with the U.S. Securities and Exchange Commission's Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure.

Net Income Excluding Certain Items:
Brady is presenting the non-GAAP measure, "Net Income Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Net income to the non-GAAP measure of Net Income Excluding Certain Items:

	Three months ended April 30, 2022	Three months ended April 30, 2021	Nine months ended April 30, 2022	Nine months ended April 30, 2021
Net income (GAAP measure)	$ 40,054	$ 37,291	$ 108,915	$ 101,632
Amortization expense	2,850	1,014	8,619	3,042
Other non-routine charges	1,345	-	1,345	-
Net Income Excluding Certain Items (non-GAAP measure)	**$ 44,249**	**$ 38,305**	**$ 118,879**	**$ 104,674**

Diluted EPS Excluding Certain Items:
Brady is presenting the non-GAAP measure, "Diluted EPS Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Net income per Class A Nonvoting Common Share to the non-GAAP measure of Diluted EPS Excluding Certain Items:

	Three months ended April 30, 2022	Three months ended April 30, 2021	Nine months ended April 30, 2022	Nine months ended April 30, 2021
Net income per Class A Nonvoting Common Share (GAAP measure)	$ 0.78	$ 0.71	$ 2.09	$ 1.94
Amortization expense	0.06	0.02	0.17	0.06
Other non-routine charges	0.03	-	$ 0.03	-
Diluted EPS Excluding Certain Items (non-GAAP measure)	**$ 0.86**	**$ 0.73**	**$ 2.28**	**$ 2.00**

Diluted EPS Excluding Certain Items Guidance:

	Fiscal 2022 Expectations Low	Fiscal 2022 Expectations High
Earnings per diluted Class A Common Share (GAAP measure)	$ 2.83	$ 2.92
Amortization expense	0.22	0.22
Other non-routine charges	0.03	0.03
Diluted EPS Excluding Certain Items (non-GAAP measure)	**$ 3.08**	**$ 3.17**

BRADY